                                                                      Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated April 23, 1999, as to The United States Life Insurance Company in the City of New York, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, Nos. 333-63843 and 811-09007) of The United States Life Insurance Company in the City of New York.



                                               /s/ ERNST & YOUNG LLP
                                               -------------------------------
                                               ERNST & YOUNG LLP



New York, New York
May 21, 1999